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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No.1 to Registration Statement No. 333-71132 of Telemundo Holdings, Inc. on Form S-4 of our report dated March 12, 2001, appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
New York, NY
November 1, 2001